ONEOK PARTNERS	12 Months Ended
Dec. 31, 2013
Related Party Transactions [Abstract]
ONEOK PARTNERS

P.	ONEOK PARTNERS

Ownership Interest in ONEOK Partners - Our ownership interest in ONEOK Partners is shown in the table below as of December 31, 2013:

General partner interest	2.0%
Limited partner interest (a)	39.2%
Total ownership interest	41.2%
(a) - Represents 19.8 million common units and approximately 73.0 million Class B units, which are convertible, at our option, into common units.

Equity Issuances - In August 2013, ONEOK Partners completed an underwritten public offering of 11.5 million common units at a public offering price of $49.61 per common unit, generating net proceeds of approximately $553.3 million. In conjunction with this issuance, ONEOK Partners GP contributed approximately $11.6 million in order to maintain our 2 percent general partner interest in ONEOK Partners. ONEOK Partners used a portion of the proceeds from its August 2013 equity issuance to repay amounts outstanding under its commercial paper program and the balance was used for general partnership purposes.

ONEOK Partners has an “at-the-market” equity program for the offer and sale from time to time of its common units up to an aggregate amount of $300 million. The program allows ONEOK Partners to offer and sell its common units at prices it deems appropriate through a sales agent. Sales of common units are made by means of ordinary brokers’ transactions on the NYSE, in block transactions, or as otherwise agreed to between ONEOK Partners and the sales agent. ONEOK Partners is under no obligation to offer and sell common units under the program. During the year ended December 31, 2013, ONEOK Partners sold 681 thousand common units through this program that resulted in net proceeds, including ONEOK Partners GP’s contribution to maintain our 2 percent general partner interest in ONEOK Partners, of approximately $36.1 million. ONEOK Partners used the proceeds for general partnership purposes.

As a result of these transactions, ONEOK’s aggregate ownership interest in ONEOK Partners decreased to 41.2 percent at December 31, 2013, from 43.4 percent at December 31, 2012.

In March 2012, ONEOK Partners completed an underwritten public offering of 8.0 million common units at a public offering price of $59.27 per common unit, generating net proceeds of approximately $460 million.  ONEOK Partners also sold 8.0 million common units to us in a private placement, generating net proceeds of approximately $460 million.  In conjunction with the issuances, ONEOK Partners GP contributed approximately $19 million in order to maintain its 2 percent general partner interest in ONEOK Partners.  ONEOK Partners used the net proceeds from the issuances to repay $295 million of borrowings under its commercial paper program, to repay amounts on the maturity of its $350 million, 5.9 percent senior notes due April 2012 and for other general partnership purposes, including capital expenditures.  As a result of these transactions, our aggregate ownership interest in ONEOK Partners increased to 43.4 percent at December 31, 2012, from 42.8 percent at December 31, 2011.

We account for the difference between the carrying amount of our investment in ONEOK Partners and the underlying book value arising from issuance of common units by ONEOK Partners as an equity transaction.  If ONEOK Partners issues common units at a price different than our carrying value per unit, we account for the premium or deficiency as an adjustment to paid-in capital.  As a result of ONEOK Partners’ issuance of common units, we recognized an increase to paid-in capital of approximately $87.3 million, net of taxes, in 2013 and a decrease to paid-in capital of approximately $51.1 million, net of taxes, in 2012.

Cash Distributions - We receive distributions from ONEOK Partners on our common and Class B units and our 2 percent general partner interest, which includes our incentive distribution rights.  Under ONEOK Partners’ partnership agreement, as amended, distributions are made to the partners with respect to each calendar quarter in an amount equal to 100 percent of available cash as defined in the ONEOK Partners partnership agreement (Partnership Agreement), as amended.  Available cash generally will be distributed 98 percent to limited partners and 2 percent to the general partner.  The general partner’s percentage interest in quarterly distributions is increased after certain specified target levels are met during the quarter.  In July 2011, the Partnership Agreement was amended to adjust the formula for distributing available cash among the general partner and limited partners to reflect the two-for-one unit split of ONEOK Partners’ common units.  Under the incentive distribution provisions, as set forth in ONEOK Partners’ partnership agreement, as amended, the general partner receives:

•	15 percent of amounts distributed in excess of $0.3025 per unit;

•	25 percent of amounts distributed in excess of $0.3575 per unit; and

•	50 percent of amounts distributed in excess of $0.4675 per unit.

The following table shows ONEOK Partners’ distributions paid during the periods indicated:

	Years Ended December 31,
	2013	2012	2011
	(Thousands, except per unit amounts)
Distribution per unit	$2.870	$2.590	$2.325

General partner distributions	$18,193	$15,217	$12,189
Incentive distributions	251,664	186,130	123,386
Distributions to general partner	269,857	201,347	135,575
Limited partner distributions to ONEOK	266,302	235,442	197,132
Limited partner distributions to noncontrolling interest	373,554	324,123	276,739
Total distributions paid	$909,713	$760,912	$609,446

ONEOK Partners’ distributions are declared and paid within 45 days of the end of each quarter. The following table shows ONEOK Partners’ distributions declared for the periods indicated:

	Years Ended December 31,
	2013	2012	2011
	(Thousands, except per unit amounts)
Distribution per unit	$2.890	$2.690	$2.365

General partner distributions	$18,625	$16,355	$12,515
Incentive distributions	259,466	210,095	131,212
Distributions to general partner	278,091	226,450	143,727
Limited partner distributions to ONEOK	268,157	249,600	200,524
Limited partner distributions to noncontrolling interest	384,988	341,704	281,500
Total distributions declared	$931,236	$817,754	$625,751

Acquisitions - On September 30, 2013, ONEOK Partners completed the Sage Creek acquisition for $305 million comprised of natural gas gathering and processing, and natural gas liquids facilities in Converse and Campbell counties, Wyoming, in the NGL-rich Niobrara Shale formation of the Powder River Basin. The Sage Creek acquisition consists primarily of a 50 MMcf/d natural gas processing facility, the Sage Creek plant, and related natural gas gathering and natural gas liquids infrastructure. Included in the acquisition were supply contracts providing for long-term acreage dedications from producers in the area, which are structured with POP and fee-based contractual terms. The acquisition is complementary to ONEOK Partners’ existing natural gas liquids assets and provides additional natural gas gathering and processing and natural gas liquids gathering capacity in a region where producers are actively drilling for crude oil and NGL-rich natural gas.

ONEOK Partners accounted for this acquisition as a business combination, which, among other things, requires assets acquired and liabilities assumed to be measured at their acquisition-date fair values. The excess of the purchase price over the fair values of the identifiable assets acquired was recorded as goodwill.

The purchase price and assessment of the fair value of the assets acquired and liabilities assumed were as follows:

	Natural Gas Gathering and Processing	Natural Gas Liquids	Total
Property, plant and equipment	(Thousands of dollars)
Gathering pipelines and related equipment	$41,129	$18,045	$59,174
Processing and fractionation and related equipment	50,595	—	50,595
General plant and other	120	—	120
Intangible assets	40,000	63,000	103,000
Identifiable assets acquired	131,844	81,045	212,889
Goodwill	20,000	72,000	92,000
Total purchase price	$151,844	$153,045	$304,889

Identifiable intangible assets recognized in the Sage Creek acquisition are primarily related to natural gas gathering and processing and natural gas liquids supply contracts and customer relationships. The basis for determining the value of these intangible assets is the estimated future net cash flows to be derived from acquired supply contracts and customer relationships, which are offset with appropriate charges for the use of contributory assets and discounted using a risk-adjusted discount rate. Those intangible assets are being amortized on a straight-line basis over an initial 20-year period for the Natural Gas Gathering and Processing segment and an initial 30-year period for the Natural Gas Liquids segment, which represents the periods during which the customer contracts and relationships are expected to contribute to ONEOK Partners’ cash flows.

Revenues and earnings related to the Sage Creek acquisition are included within ONEOK Partners’ Consolidated Statement of Comprehensive Income since the acquisition dates. Supplemental pro forma revenue and earnings reflecting this acquisition as if it had occurred as of January 1, 2013, are not materially different from the information presented in ONEOK Partners’ accompanying Consolidated Statement of Comprehensive Income since the historical operations of this acquisition were insignificant relative to ONEOK Partners’ historical operations and are, therefore, not presented.

In December 2013, ONEOK Partners acquired the remaining 30 percent undivided interest in its Maysville natural gas processing facility for $90 million. Beginning December 1, 2013, the results of operations for its 100 percent interest are included in our ONEOK Partners segment.

Relationship - We consolidate ONEOK Partners in our consolidated financial statements; however, we are restricted from the assets and cash flows of ONEOK Partners except for the distributions we receive.  Distributions are declared quarterly by ONEOK Partners’ general partner based on the terms of the ONEOK Partners partnership agreement.  See Note R for more information on ONEOK Partners’ results.

Affiliate Transactions - We have certain transactions with ONEOK Partners and its subsidiaries.

Prior to the wind down of the energy services business, ONEOK Partners sold natural gas from its natural gas gathering and processing operations to our former energy services business.  In addition, a portion of ONEOK Partners’ revenues from its natural gas pipelines business were from our former energy services and natural gas distribution businesses, which contracted with ONEOK Partners for natural gas transportation and storage services. ONEOK Partners also purchased natural gas from our former energy services business for its natural gas liquids and its natural gas gathering and processing operations. While these transactions were eliminated in consolidation in prior periods, they are now reflected as affiliate transactions and not eliminated in consolidation for all periods presented as these transactions have continued with either ONE Gas or other unaffiliated third parties. See Note B for additional information.

Previously, ONEOK Partners had a Processing and Services Agreement with us and OBPI, under which it contracted for all of OBPI’s rights, including all of the capacity of the Bushton Plant, reimbursing OBPI for all costs associated with the operation and maintenance of the Bushton Plant and its obligations under equipment leases covering portions of the Bushton Plant. In June 2011, through a series of transactions, we sold OBPI to ONEOK Partners and OBPI closed the purchase option and terminated the equipment leases.  The total amount paid by ONEOK Partners to complete the transactions was approximately $94.2 million, which included the reimbursement to us of obligations related to the Processing and Services Agreement.

We provide a variety of services to our affiliates, including cash management and financial services, legal and administrative services by our employees and management, insurance and office space leased in our headquarters building and other field locations.  Where costs are incurred specifically on behalf of an affiliate, the costs are billed directly to the affiliate by us.  In other situations, the costs may be allocated to the affiliates through a variety of methods, depending upon the nature of the expenses and the activities of the affiliates.  For example, a service that applies equally to all employees is allocated based upon the number of employees in each affiliate.  However, an expense benefiting the consolidated company but having no direct basis for allocation is allocated by the modified Distrigas method, a method using a combination of ratios that include gross plant and investment, operating income and payroll expense. For the years ended December 31, 2013, 2012 and 2011, it is not practicable to determine what these general overhead costs would be on a stand-alone basis.

The following table shows ONEOK Partners’ transactions with us for the periods indicated:

	Years Ended December 31,
	2013	2012	2011
	(Thousands of dollars)
Revenues	$340,743	$352,099	$403,603

Expenses
Cost of sales and fuel	$37,963	$33,094	$48,163
Administrative and general expenses	265,448	246,050	251,239
Total expenses	$303,411	$279,144	$299,402